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


Household Consumer Loan Trust, Series 1996-1
Deposit Trust Calculations
Previous Due Period Ending                           Jan 31, 2000
Current Due Period Ending                            Feb 29, 2000
Prior Distribution Date                              Feb 14, 2000
Distribution Date                                    Mar 14, 2000


Beginning Trust Principal Receivables            3,883,262,955.14
Average Principal Receivables                    3,883,045,875.41
FC&A Collections (Includes Recoveries)              65,131,529.09
Principal Collections                              117,198,410.85
Additional Balances                                 48,756,508.59
Net Principal Collections                           68,441,902.26
Defaulted Amount                                    28,941,883.40
Miscellaneous Payments                                       0.00
Principal Recoveries                                 1,585,306.00

Beginning Participation Invested Amount            294,692,779.04
Beginning Participation Unpaid Principal           294,692,779.04
Balance
Ending Participation Invested Amount               287,302,112.18
Ending Participation Unpaid Principal Balance      287,302,112.18

Accelerated Amortization Date                        Feb 28, 2001
Is it the Accelerated Amortization Period?                      0
0=No

OC Balance as % of Ending Participation                    9.521%
Invested Amount (3 month average)
Is it Early Amortization?  (No, if 3 month OC                   0
Average  >or=4.75%)

Investor Finance Charges and Administrative
Collections
Numerator for Floating Allocation                  294,692,779.04
Numerator for Fixed Allocation                     301,413,443.86
Denominator - Max(Sum of Numerators, Principal   3,883,045,875.41
Receivables)
Applicable Allocation Percentage                          7.5892%
Investor FC&A Collections                            4,942,973.10

Series Participation Interest Default Amount
Numerator for Floating Allocation                  294,692,779.04
Denominator - Max(Sum of Numerators, Principal   3,883,045,875.41
Receivables)
Floating Allocation Percentage                            7.5892%
Series Participation Interest Default Amount         2,196,462.35


Principal Allocation Components
Numerator for Floating Allocation                  294,692,779.04
Numerator for Fixed Allocation                     301,413,443.86
Denominator - Max(Sum of Numerators, Principal   3,883,045,875.41
Receivables)


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Series Participation Interest Monthly Interest
(a) Series Participation Interest Pass Through            7.2500%
Rate, [Max(b,c)]
(b) Prime Rate minus 1.50%                                7.2500%
(c) Rate Sufficient to Cover Interest, Yield              5.9426%
and Accelerated Principal Pmt Amount
(d) Series Participation Interest Unpaid           294,692,779.04
Principal Balance
(e) Actual days in the Interest Period                         29
Series Participation Monthly Interest, [a*d*e]       1,721,087.69

Series Participation Interest Interest                       0.00
Shortfall
Previous Series Participation Interest                       0.00
Interest Shortfall

Additional Interest                                          0.00

Series Participation Interest Monthly
Principal
Available Investor Principal Collections,            7,390,666.86
[a+m+n]

(a) Investor Principal Collections, [Max(b,h)        5,194,204.51
or e]
(b) prior to Accelerated Amort. Date or not          5,194,204.51
Early Amort. Period, [c*d]
(c) Floating Allocation Percentage                        7.5892%
(d) Net Principal Collections                       68,441,902.26
(e) after Accelerated Amort Date or Early            9,097,285.42
Amort Period, [f*g]
(f) Fixed Allocation Percentage                           7.7623%
(g) Collections of Principal                       117,198,410.85

(h) Minimum Principal Amount, [Min(i,l)]             3,108,007.67
(i)  Floating Allocation Percentage of               8,894,441.76
Principal Collections
(j)  1.8% of the Series Participation Interest       5,304,470.02
Invested Amount
(k) Series Participation Interest Net Default        2,196,462.35
Payment Amount
(l)  the excess of (j) over (k)                      3,108,007.67

(m) Series Participation Interest Net Default        2,196,462.35
Payment Amount

(n) Optional Repurchase Amount (principal                    0.00
only) at Sec. 9

Application of Investor Finance Charges and
Admin Collections
Investor Finance Charges and Admin.                  4,942,973.10
Collections [Sec. 4.11(a)]
Series Servicing Fee paid if HFC is not the                  0.00
Servicer [Sec. 4.11(a)(i)]
plus any unpaid Series Servicing Fee of other                0.00
than HFC
Series Participation Interest Monthly Interest       1,721,087.69
[Sec. 4.11(a)(ii)]
Series Participation Interest Interest                       0.00
Shorfall [Sec. 4.11(a)(ii)]
Additional Interest [Sec. 4.11(a)(ii)]                       0.00
Series Participation Interest Default Amount         2,196,462.35
[Sec. 4.11(a)(iii)]
Reimbursed Series Participation Interest                     0.00
Charge-Offs [Sec. 4.11(a)(iv)]
Servicing Fee Paid [Sec. 4.11(a)(v)]                   491,154.63
Excess [Sec. 4.11(a)(vi)]                              534,268.43

Series Participation Investor Charge Off [Sec.               0.00
4.12(a)]

Seller's Interest                                  901,502,076.32

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Series 1996-1  Owner Trust Calculations

Due Period Ending     Feb 29, 2000
Payment Date          Mar 15, 2000



Calculation of Interest Expense


Index (LIBOR)               5.885000%

Accrual end date         Mar 15, 2000
accrual beginning date   Feb 15, 2000
days in Interest Period            29


                   Class A         Class B      Certificates     Overcoll
                                                                 Amount
Beginning     153,177,450.63  103,142,472.66   10,314,247.27  28,058,608.48
Unpaid
Principal
Balance

Previously              0.00            0.00            0.00
unpaid
interest/yield

Spread to              0.22%           0.60%           1.00%
index

Rate               6.105000%       6.485000%       6.885000%
(capped at
13%, 15%,16%)

Interest/Yield    753,313.94      538,819.14       57,205.39
Payable on
the Principal
Balance

Interest on             0.00            0.00            0.00
previously
unpaid
interest/yield

Interest/Yield    753,313.94      538,819.14       57,205.39
Due

Interest/Yield
Paid              753,313.94      538,819.14       57,205.39

SUMMARY


Beginning
Security      153,177,450.63  103,142,472.66   10,314,247.27  29,944,000.96
Balance

Beginning
Adjusted      153,177,450.63  103,142,472.66   10,314,247.27
Balance

Principal       3,841,746.63    2,586,733.39      258,673.35     764,907.82
Paid

Ending
Security      149,335,704.00  100,555,739.27   10,055,573.92  27,355,094.99
Balance

Ending
Adjusted      149,335,704.00  100,555,739.27   10,055,573.92
Balance

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Ending                                               3.5000%
Certificate
Balance as
% Participation
Interest Invested
Amount

Targeted      149,397,098.33  100,555,739.27   10,055,573.92
Balance

Minimum                        49,000,000.00    4,900,000.00  13,300,000.00
Adjusted
Balance

Certificate                                      8,706,403.21
Minimum
Balance

Ending OC                                                     27,355,094.99
Amount as
Holdback Amount

Ending OC                                                              0.00
Amount as
Accelerated
Prin Pmts


Beginning               0.00            0.00            0.00           0.00
Net Charge
offs

Reversals               0.00            0.00            0.00           0.00

Charge offs             0.00            0.00            0.00           0.00

Ending Net              0.00            0.00            0.00           0.00
Charge Offs



Interest/Yield    $1.1800030      $3.9547915      $2.2472827
Paid per $1000

Principal         $6.0177735     $18.9859461     $10.1618421
Paid per $1000


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Series 1996-1  Owner Trust Calculations
Due Period                                         February 2000
Payment Date                                        Mar 15, 2000


Optimum Monthly Principal  [a+b+c]
(a) Available Investor Principal Collections        7,390,666.86
(b) Series Participation Interest Charge Offs               0.00
(c) Lesser of Excess Interest and Carryover                 0.00
Charge offs

Accelerated Principal Payment                          61,394.33

Series Participation Interest Monthly Interest      1,721,087.69

Allocation of Optimum Monthly Principal and
Series Part. Interest Monthly Interest

Interest and Yield
  Pay Class A Interest Distribution- Sec.             753,313.94
3.05(a)(i)(a)


  Pay Class B Interest Distribution- Sec.             538,819.14
3.05(a)(i)(b)
  Pay Certificates the Certificate Yield- Sec.         57,205.39
3.05(a)(i)(c)

Principal up to Optimum Monthly Principal
Balance
  Pay Class A to Targeted Principal Balance-        3,780,352.30
Sec. 3.05(a)(ii)(a)


  Pay Class B to Targeted Principal Balance         2,586,733.39
subject to Min Adj Bal- Sec. 3.05(a)(ii)(b)

Pay Certificate Yield if not paid pursuant to               0.00
Sec. 3.05 (a)(i)(c)

Principal up to Optimal Monthly Principal
  Pay Certificate to Targeted Principal Balance       258,673.35
subject to Min Adj Bal- Sec. 3.05(a)(iii)
  Pay OC Remaining Optimal Monthly Prin Amt           764,907.82
subject to OC Min Bal- Sec. 3.05(a)(iv)

Principal up to Accelerated Principal Payment
Amout
  Pay Class A to Targeted Principal Balance                 0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(a)


  Pay Class B to Targeted Principal Balance                 0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(b)
  Pay Class A to zero- Sec. 3.05(a)(v)(c)              61,394.33


  Pay Class B to zero- Sec. 3.05(a)(v)(d)                   0.00

Principal up to Optimal Monthly Principal
  Pay Class A to zero- Sec. 3.05(a)(vi)(a)                  0.00


  Pay Class B to zero- Sec. 3.05(a)(vi)(b)                  0.00
  Pay Certificates up to Certificate Minimum                0.00
Balance or zero- Sec. 3.05(a)(vi)(c)
  Pay HCLC Optimum Monthly Principal provided               0.00
OC >0- Sec. 3.05(a)(vi)(d)

Remaining Amounts to Holder of Designated             310,354.89
Certificate - Sec. 3.05(a)(vii)


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



Allocations of Distributions to
Overcollateralization Amount

Available Distributions
      Pay OC Remaining Optimal Monthly Prin Amt       764,907.82
subject to OC Min Bal- Sec. 3.05(a)(iv)
      Pay HCLC Optimum Monthly Principal                    0.00
provided OC >0- Sec. 3.05(a)(vi)

To Designated Certificate Holder up to total           61,394.33
Accelerated Principal Payments
To Designated Certificate Holder up to Holdback       703,513.49
Amount
To HCLC any remaining amounts                               0.00

Principal paid to the Designated Certificate            2,594.93

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